EXHIBIT 4.1

                                    SPECIMEN

                        Company Common Stock Certificate
                            for Class A Common Stock
                                  of Registrant





                                                            CLASS A COMMON STOCK
                                                                   Shares
                                                          ----------------------
NUMBER         [GCI          GENERAL COMMUNICATION, INC.
SA             LOGO]                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
               INCORPORATED UNDER THE LAWS OF THE STATE OF ALASKA

[ART WORK]        THIS CERTIFIES THAT

                  ----------------------------------------------------------

                  IS THE OWNER OF

                  ----------------------------------------------------------

                           Fully paid and  non-assessable  shares of the Class A
                  common stock of the par value of no par per share of

                           GENERAL COMMUNICATION, INC.
[ART WORK]
                  (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless signed by the Transfer Agent of the Corporation and the facsimile signatures of its duly authorized officers.


                                     Countersigned and Registered:

    Dated                President                  Transfer Agent and Registrar
                         Secretary   By:            Authorized Signature



  [Corporate
  Seal]


                                **[SIDE 1 OF 2]**


                                                          REGISTRATION STATEMENT

                                    SPECIMEN             EXHIBIT 4.1 [continued]

         The Company is authorized to issue shares of more than one class of common stock and also more than one series of a class of preferred stock. The Company will furnish to a shareholder, upon request and without charge, a full summary statement of the designations, preferences, limitations and relative rights of the shares of each such class authorized and, in addition for preferred stock, the variations in the relative rights and preferences between shares of each series as determined by the board of directors.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common           UNIF GIFT MIN ACT -- .. Custodian ..
TEN ENT  -- as tenants by the entireties                      (Cust)     (Minor)
JT TEN   -- as joint tenants with right of                     under Uniform
            survivorship and not as tenants                    Gifts  to Minors
            in common                                          Act..............
                                                                     (State)
COM PROP-- as community property           UNIF TRF MIN ACT -- ..Custodian
                                                             (Cust)
                                                               (until age ___)
                                                                .. under Uniform
                                                              (Minor)
                                                                Transfers to
                                                                Minors Act .....
                                                                         (State)


     Additional abbreviations may also be used though not in the above list.



         For Value Received,                          hereby sell(s), assign(s)
         and transfer(s) unto


         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

         ----------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         -----------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         -------------------------------------------------------attorney in fact to transfer the said stock on the books of the within named Corporation

         Dated


                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature Guaranteed:

------------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARDIAN INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.

                                **[SIDE 2 OF 2]**

                                                          REGISTRATION STATEMENT
                                                                          II-591